Exhibit 99.1

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[GRAPHIC]

AAR CORP.

Investor Presentation

SG Cowen & Co.

November 2005

[LOGO]	[LOGO]

Forward-Looking Statements

This presentation includes certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 7, entitled “Factors Which May Affect Future Results,” included in the Company’s May 31, 2005 Form 10-K.  Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described.  These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control.  The Company assumes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.  For additional information, see the comments included in AAR’s filings with the Securities and Exchange Commission.

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Agenda

•             AAR Overview

•             Market Trends

•             Financial Highlights/Trends

•             Significant Wins

•             Summary

AAR Overview

•                  Global Presence

•                  40 AAR locations in 13 countries

•                  Four reporting segments

•                  Aviation Supply Chain

•                  Maintenance, Repair & Overhaul

•                  Structures and Systems

•                  Aircraft Sales and Leasing

•                  NYSE: AIR

•                  TTM Revenues: $783M

•                  TTM EBITDA: $67M

•                  Market Cap: $531M

•                  Average Daily Volume: 228 Thousand shares

•                  Current Stock Price: $16.11

The aviation/aerospace stock to own…

History of Growth and Profitability

•                  Proven track record of adapting to market changes

•                  Profitable 52 out of 54 years in business

•                  Achieved 18% sales and earnings growth during the 1990s

•                  After every industry down cycle we’ve reached new heights in sales and earnings

Sales ($M)

[CHART]

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Total Support for Aviation/Aerospace

Aviation Supply Chain

•                  Supply Chain Management

•                  Inventory Acquisition

•                  Line Station Support

•                  Logistics

•                  Replenishment

•                  Repair

•                  Disposal

•                  Distribution

•                  Arbitrage

•                  Buy/Sell

Maintenance, Repair & Overhaul

•                  Aircraft Maintenance

•                  Landing Gear Services

Structures & Systems

•                  Mobility Systems

•                  Pallets and Containers

•                  Shelters

•                  Integration/Services

•                  Cargo Systems

•                  Composite Structures

•                  Industrial Gas Turbine

Aircraft Sales and Leasing

•                  Sales & Leasing

•                  Advisory Services

Sales Trend by Segment

Aviation Supply Chain	Maintenance, Repair & Overhaul

[CHART]	[CHART]

Structures and Systems	Aircraft Sales and Leasing

[CHART]	[CHART]

AAR Global Footprint

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Asterisks indicate AAR sites within customer facilities

Serving the Worldwide Aviation Industry

OEMs/MROs

•                  Airbus

•                  Alenia

•                  Avio

•                  BAE Systems

•                  Bombardier

•                  Boeing

•                  Connexion by Boeing

•                  EADS

•                  GE

•                  HAECO

•                  Hamilton Sundstrand

•                  Honeywell

•                  IHI

•                  L3 Communications

•                  Lockheed

•                  MTU

•                  Northrop Grumman

•                  Pratt & Whitney

•                  Sikorsky

Airlines

•                  Air France

•                  Air New Zealand

•                  Alaska Air Lines

•                  Alitalia

•                  American Airlines

•                  America West

•                  Asiana

•                  Britair

•                  British Airways

•                  China Airlines

•                  Delta Air Lines

•                  Eva Airways

•                  JAL

•                  KLM

•                  Korean Air

•                  Lufthansa

•                  Mesa Air Group

•                  SAS

•                  Shanghai Airlines

•                  Singapore Airlines

•                  Southwest Airlines

•                  Tap Air Portugal

•                  United Airlines

Cargo Carriers

•                  DHL

•                  FedEx

•                  UPS

Government

•                  Japanese Defense Agency

•                  UK Ministry of Defence

•                  U.S. Department of Defense

•                  US Government

Financial

•                  CIT Aerospace

•                  DEBIS

•                  GECAS

•                  ILFC

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Agenda

•                  AAR Overview

•                  Market Trends

•                  Financial Highlights/Trends

•                  Significant Wins

•                  Summary

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Commercial Macro Indicators

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Revenue Passenger Miles (000s)

[CHART]

Available Seat Miles (000s)

[CHART]

Continued year-over-year improvements in ASMs and RPMs

Source: Air Transport Association of America website

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•                  MRO spending expected to exceed $25 billion by 2014

Market Outlook - MRO

[CHART]

•                  Component repair market is projected to surpass $10 billion by 2010

Market Outlook - Component Repair

[CHART]

•                  Commercial airline fleet to grow by 10,000 aircraft over the next 10 years

Market Outlook - Fleet Growth

[CHART]

Source: MRO and Component Repair - AeroStrategy Management Consulting
Fleet Growth - Overhaul & Maintenance magazine, Team SAI and BACK Aviation Solutions

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Market Trends – Airlines

•                  U.S. airline market in turmoil

•                  Northwest and Delta filings will result in a reduction in fleet size

•                  Worldwide market under pressure from high fuel costs

Industry dynamics driving unprecedented demand for cost-saving alternatives

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•                  Seeking alternatives for Maintenance, Repair and Overhaul

•                  AAR provides high-quality, lower cost contract maintenance

•                  AAR’s Indianapolis operation is well positioned to capitalize on this demand

•                  Eager, experienced workforce

•                  Attractive lease agreement

•                  Profitable after only 2 Quarters in operation

•                  Currently using 5 bays with 5 available for growth

•                  Looking to reduce costs through innovative supply chain solutions

•                  AAR enables customers to manage their assets more efficiently while lowering their operating costs

•                  Remarketing and redeploying aircraft to reduce capacity and costs

Growing demand and opportunities for AAR

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Market Trends – Defense

•                  Looking to accomplish more with limited resources

•                  Smaller, more mobile fighting forces

•                  Turning to industry to improve operational readiness

Growing acceptance of strategic partnerships to improve readiness and contain costs

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•                  Operations, Maintenance & Personnel made up 70% of global defense spending in 2004

•                  Defense organizations are adopting commercial best-practices

Global Defense Spending - 2004

[CHART]

•                  Aging military fleets requiring more maintenance

•                  Average aircraft age: 22

•                              Continued focus on mobility and rapid deployment capability

Military aircraft MRO was a $52.7 billion industry in 2004

[CHART]

Source: Global defense spending and military aircraft MRO – AeroStrategy Management Consulting

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AAR — ready to respond

•                  Proven track record and well positioned to take on more defense programs

•                  Experience and best practices in program and supply chain management

•                  Northrop Grumman

•                  Hamilton Sundstrand

•                  GE Aircraft Engines

•                  Ability to supply more specialized mobility products

•                  Military missions

•                  Terrorist threats

•                  Natural disaster relief

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Agenda

•             AAR Overview

•             Market Trends

•             Financial Highlights/Trends

•             Significant Wins

•             Summary

FY2005 Financial Highlights

•                  Improved financial performance for FY2005

•                  Sales up 16%

•                  Gross Margin up 20%

•                  Gross Margin % up from 15.6% to 16.2%

•                  Income from continuing operations up 307%

•                  Generated record cash flow from operations of $51M in FY2005

•                  Cash and available credit lines of $118M as of 5/31/05

•                  Reduced total recourse debt by $18M in FY2005

•                  Total assets of $732M as of 5/31/05

Financial Trends

Sales	EBIT

[CHART]	[CHART]

Selling, General and Admin	EBITDA

[CHART]	[CHART]

Note: FY2003 EBIT of $6.3M excludes $5.4M of impairment charges.  FY2002 EBIT of $7.4M excludes $75.9M of impairment charges and $10.1M of special charges.

First Quarter FY2006 Highlights

•                  22% sales growth and 109% net income from continuing operations growth

•                  25% growth in commercial/regional sales; 16% growth in defense services sales

•                  Asia and Europe sales up 45% and 9%

•                  EBIT margin of 5.5% vs. 4.0% last year

•                  Diluted EPS increase from $0.07 to $0.15 per share

•                  Investments led to $22M cash outflow from operations

Quarterly Financial Trends

SALES	EBIT

[CHART]	[CHART]

NET RECOURSE DEBT	DILUTED EARNINGS PER SHARE

[CHART]	[CHART]

Diluted EPS Graph Note: Blue bar is diluted EPS as reported.  Burgundy bar shows diluted EPS without tax benefit and discontinued operations

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Agenda

•             AAR Overview

•             Market Trends

•             Financial Highlights/Trends

•             Significant Wins

•             Summary

Significant Wins

•                  Mesa Air Group

•                  Providing end-to-end supply chain management solution                                                                                        [LOGO]

•                  Valued at $200M in sales

•                  Airbus A400M Military Transport Aircraft

•                  Designing and manufacturing cargo loading systems for Airbus                                                                            [LOGO]

•                  Valued at $300M in sales

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Significant Wins

•                  United Kingdom Ministry of Defense

•	Provide parts logistics and supply chain management solutions for fleet of AWACS aircraft	[GRAPHIC]
•	Valued at $400M in sales

•                  U.S. Air Force

•	AAR selected to supply specialized pallets to the USAF	[GRAPHIC]
•	Received $54M in orders to date as part of a five year contract

Special Recognition

•                  FAA recognized AAR for excellence in training and education on the part of their Aviation
Maintenance Technicians

•                        AAR received Diamond Certificate of Excellence Awards at all FAA-certified Repair stations                 [GRAPHIC]

•                        AAR received Corporate-level Diamond Award

•                        Special recognition for 100% participation by eligible Aviation Maintenance Technicians

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Agenda

•             AAR Overview

•             Market Trends

•             Financial Highlights/Trends

•             Significant Wins

•             Summary

Strong Momentum, Primed for Growth

•                  Commercial aviation opportunities

•                  Improving macro trends and industry changes

•                  Pressure to pursue cost-saving alternatives

•                  AAR has capacity, experience and know how to provide value-added solutions to customers

•                  Defense services opportunities

•                  Emphasis on cost control and operational efficiency

•                  Increased partnering with industry

•                  AAR ready and able to take on more business and supply more products to defense customers

•                  Solid financial performance in FY2005

•                  Strong performance in the First Quarter FY2006

•                  Significant new wins and recognition

•                  Mesa supply chain management program

•                  Airbus cargo systems

•                  U.S. Air Force pallet contract

•                  U.K. Ministry of Defence AWACS program

•                  FAA recognition for excellence

The aviation/aerospace stock to own…